SHAREHOLDERS' EQUITY AND INCOME (LOSS) PER COMMON SHARE (Tables)	12 Months Ended
Dec. 31, 2012
SHAREHOLDERS' EQUITY AND INCOME (LOSS) PER COMMON SHARE [Abstract]
Reconciliation of basic and diluted loss per share
A reconciliation of basic and diluted net income (loss) per common share for the years ended December 31 follows:

	2012	2011	2010
	(In thousands, except per share
	amounts)

Net income (loss) applicable to common stock	$21,851	$(24,357)	$(20,804)
Convertible preferred stock dividends	4,347	-	-
Net income (loss) applicable to common stock for calculation of diluted earnings per share (1) (2)	$26,198	$(24,357)	$(20,804)

Weighted average shares outstanding	8,709	8,277	5,090
Effect of convertible preferred stock	23,892	61,281	36,371
Restricted stock units	216	122	-
Stock units for deferred compensation plan for non-employee directors	66	7	7
Effect of stock options	2	-	-
Weighted average shares outstanding for calculation of diluted earnings per share (1)	32,885	69,687	41,468

Net income (loss) per common share
Basic (2)	$2.51	$(2.94)	$(4.09)
Diluted	$0.80	$(2.94)	$(4.09)

(1)
For any period in which a loss is recorded, dividends on convertible preferred stock are not added back in the diluted per common share calculation. For any period in which a loss is recorded, the assumed conversion of convertible preferred stock, assumed exercise of common stock warrants, assumed exercise of stock options, restricted stock units and stock units for a deferred compensation plan for non-employee directors would have an anti-dilutive impact on the net loss per common share and thus are ignored in the diluted per common share calculation.

(2)	Basic net income (loss) per common share includes weighted average common shares outstanding during the period and participating share awards.